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                                                                      EXHIBIT 99

                          HCA CORPORATE GOVERNANCE PLAN

I.      ADOPTION AND AMENDMENT

        A. This Corporate Governance Plan shall be adopted by HCA Inc. ("HCA" or the "Company") pursuant to a stipulation of settlement among all parties to the action captioned H. Carl McCall, etc.
                v. Richard L. Scott, et al., No. 3-97-0838 (the "Action") and upon approval thereof by the United States District Court for the Middle District of Tennessee (the "Court").

        B. This Corporate Governance Plan may be amended from time-to-time. An amendment to this Corporate Governance Plan shall be effective only upon satisfaction of the following procedure:

                1. The proposed amendment must be recommended to the Independent Directors, as defined in Section III.A.2. below, by a vote of two-thirds of the members of the Nominating and Corporate Governance Committee, as defined in Section V.D.2. below;

                2. Any proposed amendment must then be approved by a vote of two-thirds of the Independent Directors;

                3. For a period of five years from the date of approval by the Court of the settlement of the Action, the Company shall provide notice of any proposed amendment to this Plan to counsel for the Lead Derivative Plaintiff, and if such counsel objects to the proposed amendment within ten business days, such amendment shall not be effective unless approved by the Court.

II.     CORPORATE CONTROL AND COMPLIANCE

        A. There shall be a Senior Vice President of Internal Audit who shall report to the Chief Executive Officer and to the Chairperson of the Audit Committee. The Senior Vice President of Internal Audit shall be responsible for examining and evaluating the adequacy and effectiveness of the Company's internal control procedures, shall have no other significant Company responsibilities, and shall not have any Company responsibilities incompatible with responsibility for the Company's internal control procedures.

        B. There shall be a Senior Vice President of Ethics, Compliance and Corporate Responsibility who shall report to the Chief Executive Officer and to the Chairperson of the Ethics and Compliance Committee. The Senior Vice President of Ethics, Compliance and Corporate Responsibility shall be responsible for



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                developing and implementing the Company's Ethics and Corporate
                Compliance Program.

        C. There shall be at least an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Ethics and Compliance Committee, each as described in Section V.D. below.

III.    COMPOSITION OF NOMINEES TO THE BOARD

        A.      Independence

                1. The incumbent Board shall propose nominees to the Board such that, should the Company's shareholders elect the nominees proposed by the Board, a substantial majority of the Board shall be independent, as defined below in
                        Section III.A.1.(b).

                        a. A "substantial majority" of the Board shall be independent when at least two-thirds of the Directors are "Independent Directors."

                        b.      An "Independent Director" is a Director who:

                                (1) is not, or in the past five years has not been, employed by the Company;

                                (2) does not, and in the past five years has not had contracts with the Company pursuant to which the Director himself or herself directly performed personal services for the Company; provided, however, that nothing in this subsection shall prohibit any current director from being an Independent Director so long as his or her income from personal services contracts for the Company during the past five years did not, or in the future years does not, exceed $8,500 in any one year;

                                (3) is not, and in the past five years has not been, affiliated with or employed by a present or former independent auditor of the Company or an affiliate thereof;

                                (4) is not, and in the past five years has not been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs the Director;

                                (5) is not a member of the immediate family (i.e., spouse; parent; child; sibling; father- or mother-in-law; son- or daughter-in-law; brother- or sister-in-law; or any person,



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                                        other than a household employee, living
                                        in such person's home) of a person who
                                        is, or in the past five years has been,
                                        employed by the Company in an officer
                                        position, or who is barred from being an Independent Director by subsections (3) or (4) above; and

                                (6) is determined by the affirmative action of the Nominating and Corporate Governance Committee to have no material relationship with the Company. Without limiting the foregoing, the following are relationships which must be reviewed by the Committee to determine if such relationships are material:

                                        (i)     as an officer, director or owner
                                                of more than 10% of a business
                                                enterprise that is a consultant
                                                or advisor to the Company;

                                        (ii)    as an officer, director or owner
                                                of more than 10% of a
                                                significant supplier to the
                                                Company;

                                        (iii)   as a person with any business
                                                relationship with the Company
                                                that is required to be disclosed
                                                under Section 404 of Regulation
                                                S-K of the rules and regulations
                                                promulgated by the Securities
                                                and Exchange Commission;

                                        (iv)    as a person who has any other
                                                significant commercial,
                                                industrial, banking, consulting,
                                                legal, accounting, or charitable
                                                relationship with the Company;

                                        (v)     as a member of the immediate
                                                family (as defined in Section
                                                III.A.1.b.(5) above) of a
                                                person with any of the
                                                relationships described in
                                                subdivision (i) through (iii)
                                                of this subsection.

                        If a person has one or more of the relationships described in any of the subdivisions (i) through (v) of this Section III.A.1.b.(6), that person is not an Independent Director, unless the Nominating and Corporate Governance Committee affirmatively determines that such relationship or relationships are not material. Any such determination and the bases therefore shall be disclosed in the Company's annual proxy statement.

                2. Should any independent Director learn that he or she no longer satisfies the criteria for independence set forth in section III.A.1. above, such Director as soon as practicable shall notify the Chairperson of the




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                        Nominating and Corporate Governance Committee that the
                        Director no longer satisfies such criteria for independence.

        B.      The Independent Directors

                1. The Independent Directors shall meet as a group in executive session, without the Chief Executive Officer or any other non-Independent Director, at least four times in each calendar year.

                2. The Independent Directors shall be entitled, acting as a group by vote of a majority of such Independent Directors, to retain legal counsel, accountants, health care consultants, or other experts, at the Company's expense, to advise the Independent Directors concerning issues arising in the exercise of their functions and powers.

                3. When the Board Chairperson does not serve as the Company's Chief Executive Officer and is otherwise an Independent Director, such Independent Board Chairperson, in addition to the duties of all Board members as set forth in this Corporate Governance Plan, shall preside at all executive sessions of the Independent Directors.

                4. When the Board Chairperson also serves as the Company's Chief Executive Officer, or otherwise is not an Independent Director, an Independent Director shall be designated by the Independent Directors to preside at all executive sessions of the Independent Directors and shall have the power to call meetings of the Independent Directors.

                5. The Independent Directors shall consider objective and subjective performance criteria to be established within their discretion for the Chief Executive Officer. At least annually, the Chair of the Compensation Committee shall meet with the Chief Executive Officer to discuss the Board's evaluation of the Chief Executive Officer's performance. In connection with this responsibility, the Independent Directors shall have access to advisors who are independent from management.

        C.      Director Compensation

                Director compensation shall be considered by the Directors annually and may consist of a combination of cash and the Company's common stock (including restricted share units and options to purchase common stock). Director compensation shall be the only compensation Audit Committee members receive from the Company.



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        D.      Director Election

                All Directors shall stand for election annually.

IV.     DIRECTOR CHARACTERISTICS

        A.      Performance Criteria

                1. The Board shall establish Performance Criteria for Directors of the Company. Such Performance Criteria shall at least include:

                        a.      Attendance at Board and Committee meetings;

                        b.      Preparedness for Board and Committee meetings;

                        c.      Objectivity in exercising business judgment;

                        d.      Participation at Board and Committee meetings;
                                and

                        e. Candor toward other Directors, management and professionals retained by the Company.

                2. The Nominating and Corporate Governance Committee shall use these criteria, among others, if applicable, to evaluate the potential nominees to the Board. Such evaluations shall provide the basis for the Committee's recommendation of Directors to the Company's Board and shareholders.

        B.      Independence

                At least two-thirds of the Directors, as nominated by the Board, shall be Independent Directors, as defined in Section III.A.1. of this Corporate Governance Plan. Should the Board receive notification from the Chair of the Nominating and Corporate Governance Committee pursuant to Section V.D.2.g. of this Plan that an Independent Director no longer satisfies the criteria for independence set forth in Section III.A.1. herein, the Board shall, as soon as practicable, take any and all steps necessary and permitted by law to cause the Company to remain in compliance with the provisions of this Corporate Governance Plan. Such steps shall include, to the extent necessary, adding or removing Directors, or modifying Board committee memberships.

        C.      Core Competencies

                1. While it is not necessary that each Director possess all Core Competencies described herein, each Director shall contribute some knowledge, experience, or skill in at least one domain that is important to the Company.



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                2.      Directors shall possess experience in one or more of the
                        following:

                        a. Business or management for complex and large consolidated companies or other complex and large institutions;

                        b. Accounting or finance for complex and large consolidated companies or other complex and large institutions;

                        c. Leadership, strategic planning, or crisis response for complex and large consolidated companies or other complex and large institutions;

                        d.      The health care industry; and

                        e. Other significant and relevant areas deemed by the Nominating and Corporate Governance Committee to be valuable to the Company.

                3.      Directors also should possess:

                        a. Significant experience in their respective fields of endeavor;

                        b.      Useful knowledge, background and judgment; and

                        c.      The commitment to learn the Company's business.

                4. Directors shall take all reasonable steps to keep informed on corporate governance "best practices" and their application in the complex, rapidly evolving health care environment.

                5. Consideration shall be given to obtaining a diversity of experience and perspective within the Board.

        D.      Time Commitment

                1. Because each person serving as a Director must devote the time and attention necessary to fulfill the obligations of a Director, the Board shall adopt guidelines that address the competing time commitments that are faced when directors serve on multiple boards, and shall disclose those guidelines on the Company's website. The Company's annual report shall state that this information is available on its website, and that the information is available in print to any shareholder who requests it.

                2. The Time Commitment Guidelines shall at least state that -



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                        a.      Candidates for election or re-election to the
                                Board who are Chief Executive Officers or senior executives of public corporations may serve on the Board only if they hold no more than two other public company directorships;

                        b. Candidates for election or re-election to the Board who are employed full-time other than as Chief Executive Officers or senior executives of public companies may serve on the Board only if they hold no more than four other public company directorships; and

                        c. All other candidates for election or re-election to the Board may serve on the Board only if they hold no more than six other public company directorships.

        E.      Re-nomination of Directors

                1. In re-nominating Directors, the Nominating and Corporate Governance Committee shall consider the Performance Criteria described in subsection A. of this Section, as well as the Core Competencies, as described in subsection C. of this Section.

                2. Prior to accepting re-nomination, a Director also should evaluate for himself or herself whether he or she satisfies the Performance Criteria and Core Competencies set forth herein in Sections IV.A. and IV.C., respectively, of this Plan.

        F.      Composition of the Current Board

                Nothing in this Plan shall prohibit the continued service or re-election of any current member of the Board of Directors; provided, however, that the Company shall take the steps necessary, including nominating additional directors and modifying Committee participation, to assure that at least two - thirds of the Board is comprised of Independent Directors, as set forth in Section III.A. herein, that at least two members of the Audit Committee have accounting or financial experience, as set forth in Section V.D.1. herein, and that all Committees required herein are composed exclusively of Independent Directors.

V.      BOARD PROCESSES AND EVALUATION

        A.      The Board and Company Executive Officers

                1. The Board (or appropriate Committee consisting exclusively of Independent Directors) shall, at least annually, evaluate, and, if necessary, replace, the Chief Executive Officer.



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                2.      The Board (or appropriate Committee consisting
                        exclusively of Independent Directors) shall, at least annually, consider a Chief Executive Officer succession plan and receive periodic reports from appropriate executive officers on the development of other members of the Company's senior management.

                3. The Board (or the Audit Committee) shall, at least annually, evaluate, and, if necessary, recommend the replacement of, the Senior Vice President of Internal Audit.

                4. The Board (or the Ethics and Compliance Committee) shall, at least annually, evaluate, and, if necessary, recommend the replacement of, the Senior Vice President of Ethics, Compliance and Corporate Responsibility.

                5. The Board (or the Compensation Committee) shall review and approve senior officers' compensation.

                6. All Directors shall have access to Company senior executive officers employed in policy-making capacities. The Chair of the Audit Committee or another Independent Director may be designated as liaison between Directors and executive officers.

                7. The Board (or a Committee comprised of two-thirds Independent Directors) shall review, and, where appropriate, approve, the fundamental operations, major financial commitments, and other major corporate strategic plans of the Company.

        B.      Internal Control and Corporate Compliance

                The Board (or appropriate Committee or Committees consisting exclusively of Independent Directors) shall have oversight responsibility for internal control and corporate compliance. In particular, the Board (or responsible committee or committees) shall:

                1. Review the five components of internal control - control environment, risk assessment, control activities, information and communication, and monitoring - to determine that such components are designed to provide reasonable systems to provide:

                        a.      Adequate financial reporting; and

                        b. Compliance with corporate policies and legal and regulatory requirements.



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                2.      Oversee internal control systems and corporate
                        compliance programs, including the creation, distribution and/or implementation of:

                        a. a code of business conduct based upon corporate policies and legal and regulatory requirements;

                        b. procedures for monitoring compliance with that code; and

                        c. methods for disseminating information regarding such programs.

                3. If the Board becomes aware of any material departure from corporate compliance programs or internal control programs, or of material violations of established corporate policies or legal and regulatory requirements, whether or not embodied in the Ethics and Compliance Program, the Board (or the Ethics and Compliance Committee) shall:

                        a. Reasonably determine that all appropriate corrective actions have been taken in response thereto;

                        b. Review any management override (which shall not include waivers permitted by policies or procedures) of corporate compliance programs and internal control programs, and take the steps necessary to reasonably determine that such action or override will not occur in the future without Board approval; and

                        c. Review the process for reporting deficiencies in the Company's internal control structure or violations of corporate compliance polices to reasonably assure that the Senior Vice President of Internal Audit and the Senior Vice President of Ethics, Compliance and Corporate Responsibility are informed of any such deficiencies or violations.

                4. Review corrective actions taken by the Company when significant internal control or corporate compliance problems are reported to reasonably determine that such actions are sufficient under the circumstances.

                5. Require and review periodic evaluations of the Company's internal control and corporate compliance structures to reasonably determine, at a minimum, that:

                        a. components of the Company's internal control and corporate compliance structures are regularly evaluated;

                        b. such evaluations are performed by qualified personnel; and



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                        c.      such evaluations have reasonable scope and depth
                                of coverage and are conducted with sufficient frequency.

                6.      Review the Company's internal audit function, including:

                        a. The charter of the internal audit function, to reasonably assure that it is consistent with that recommended by the Institute of Internal Auditors; and

                        b. The resources provided to the internal audit group, to reasonably assure that the internal audit group has sufficient resources to carry out its charter.

        C.      Regulatory Compliance

                The Board (or appropriate Committee consisting exclusively of Independent Directors) shall have oversight responsibility for regulatory compliance. In particular, the Board (or appropriate Committee consisting exclusively of Independent Directors) shall:

                1. Review the Ethics and Compliance Program to reasonably determine that it is designed to provide adequate protection against violations of applicable laws and regulations; and

                2. Review the record keeping and reporting systems to measure and monitor regulatory compliance requirements.

        D.      Board Committees

                The Board shall constitute - solely with Independent Directors - and maintain an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Ethics and Compliance Committee.

                1. The Audit Committee shall (a) be comprised of at least three Directors all of whom are Independent, at least two of whom have accounting or financial experience, and
                        (b) support the oversight function of the Board by reviewing on a periodic basis the Company's procedures for preparing financial statements, its internal controls, and the independence of the Company's external auditor. The Audit Committee shall:

                        a.      Meet at least four times per year;

                        b. Review the Company's internal audit functions at least annually;



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                        c.      Have exclusive authority to retain the firm to
                                be employed as the Company's external auditor, and to discharge any such firm. Such retained firm:

                                (1) Shall be prohibited from providing to the Company any of the following non-audit services:

                                        (a)     bookkeeping or other services
                                                related to the accounting
                                                records or financial statements
                                                of the Company;

                                        (b)     financial information systems
                                                design and implementation;

                                        (c)     appraisal or valuation services,
                                                fairness opinions, or
                                                contribution-in-kind reports;

                                        (d)     actuarial services;

                                        (e)     internal audit outsourcing
                                                services;

                                        (f)     management functions or human
                                                resources;

                                        (g)     broker or dealer, investment
                                                adviser, or investment banking
                                                services;

                                        (h)     legal services and expert
                                                services unrelated to the audit;
                                                or

                                        (i)     any other service that the Audit
                                                Committee determines is
                                                impermissible or ought to be
                                                prohibited; and

                                (2)     Shall obtain approval from the Audit
                                        Committee (or from a designated member
                                        of the Audit Committee) prior to
                                        performing any non-audit service,
                                        including tax services, that is not
                                        described in any of paragraphs (a)
                                        through (i) of subsection (1) above;
                                        except, however, that such firm may
                                        prepare or review income tax forms,
                                        registration statements and cost reports without such pre-approval;

                                (3) Shall be rotated every 7 years, unless the Audit Committee determines, based upon its consideration of the information obtained through the Audit Committee activities described in subsections d, f, g, and i-m of this Section, that not rotating external auditing firms is in the Company's best




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                                        interests. This determination (i) shall
                                        be documented, setting forth the reasons therefore; (ii) shall be made after an external auditing firm has performed three consecutive audits of the Company's annual financial statements after the effective date of this agreement, and (iii) shall be repeated and documented every three years thereafter until the Audit Committee selects another external auditing firm.

                        d. Obtain and review, at least annually, a report by the Company's external auditor describing: that firm's internal quality control procedures; any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the auditor and the Company;

                        e. Cause the Company to refrain, without the approval of the Audit Committee, from hiring any partner or senior manager of the Company's external auditor within two years of that person's performance of audit services for the Company;

                        f. Review the external auditor's compensation, the proposed terms of its engagement, and its independence;

                        g. Serve as a channel of communication between the external auditor and the Board, and between the Senior Vice President of Internal Audit and the Board;

                        h. Have full access to all Company books and personnel;

                        i. Meet separately with management and the Company's external auditor prior to the filing of each Form 10-K or Form 10-Q to discuss, among other things, the appropriateness of the Company's accounting policies;

                        j. Meet, without the presence of any Company employees, at least annually with the Company's external auditor to review the results of each external audit of the Company, the report of the audit, any related management letter, management's responses to recommendations made by the external auditor in connection with the audit, all significant reports of the internal auditing department, and management's responses to those reports;



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                        k.      Review the Company's annual financial
                                statements, any certification, report, opinion, or review rendered by the external auditor in connection with those financial statements, and any significant disputes between management and the external auditor that arose in connection with the preparation of those financial statements;

                        l. Consider, in consultation with the external auditor and the Senior Vice President of Internal Audit, the adequacy of the Company's internal controls; and

                        m. Consider major changes and other major questions of choice respecting the appropriate auditing and accounting principles and practices, whether under Generally Accepted Accounting Principles or regulatory accounting principles, to be used in the preparation of the Company's audited financial statements.

                2. The Nominating and Corporate Governance Committee shall recommend to the Board candidates for all directorships, have oversight responsibility for the evaluation of Directors, and have principal responsibility for recommending revisions to this Corporate Governance Plan. In particular, the Nominating and Corporate Governance Committee shall:

                        a. Periodically review the governance structure of the Board;

                        b. Prior to each Director's re-nomination, evaluate each Director based upon established Performance Criteria, and upon established Core Competencies, each as set forth in Section IV. of this Corporate Governance Plan;

                        c. Consider, in making its recommendations, candidates for directorships proposed by the Chief Executive Officer and, within the bounds of law and practicability, by any other senior executive officer or any Director or shareholder;

                        d. Recommend to the Board the Director nominees to serve on Board Committees;

                        e.      Periodically review the size of the Board;

                        f. Review the independence of all directors pursuant to the Independence Guidelines set forth in Section III.A.1. of this Corporate Governance Plan; and

                        g. Through its Chair, notify the entire Board should the Chair receive notification from a Director, pursuant to Section III.A.2. of this



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                                Corporate Governance Plan, that such Director no
                                longer satisfies the criteria for independence set forth in section III.A.1. of this Plan.

                3. The Compensation Committee shall support the oversight function of the Board in the area of compensation. The Compensation Committee shall:

                        a. Review and recommend to the Board, or determine, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the Company's senior executive officers employed in policy-making capacities; provided, however, that shareholders shall be given the opportunity to vote on (i) all stock option plans, except for pre-existing plans (excluding any material amendments thereto), plans related to employment inducement or promotion options, option plans acquired in mergers or acquisitions, and tax qualified and excess benefit plans, as defined by the applicable NYSE rules, unless a vote on such plans is otherwise required by law; and
                                (ii) the issuance of any equity compensation to any executive who, at the time of such issuance, is one of the Company's five highest paid executives, unless the equity compensation is issued pursuant to a plan previously approved by the Company's shareholders.

                        b. Review new executive compensation programs; review on a periodic basis the operation of the Company's executive compensation programs to determine whether they are appropriately coordinated; establish and periodically review policies for the administration of executive compensation programs;

                        c. Review policies in the area of management perquisites; and

                        d. Through its Chair, meet with the Chief Executive Officer to discuss the annual evaluation of the Chief Executive Officer's performance. In connection with this responsibility, the Independent Directors shall, in their discretion, have the right to retain, at the Company's expense, advisers of their choice.

                4. The Ethics and Compliance Committee (the "Compliance Committee") shall:

                        a. Review, on a periodic basis, the Company's Ethics and Compliance Program;

                        b. Review the work of the Senior Vice President of Ethics, Compliance and Corporate Responsibility and other appropriate



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                                Company departments to develop standards of
                                conduct and policies and procedures to promote compliance with that program;

                        c. Retain, or approve the recommendation of the Senior Vice President of Ethics, Compliance and Corporate Responsibility for the retention of, a firm or firms to be employed as the Company's consultants (which shall include the independent review organization as defined by the Corporate Integrity Agreement) concerning regulatory or corporate compliance matters;

                        d. Review, in conjunction with the relevant Company departments and the Senior Vice President of Ethics, Compliance and Corporate Responsibility, the development of internal systems and controls to carry out the Company's standards, policies and procedures as part of its daily operations;

                        e. Serve as a channel of communication between the regulatory and/or corporate compliance consultant and the Board, and between the Senior Vice President of Ethics, Compliance and Corporate Responsibility and the Board;

                        f. Review, as appropriate, information relating to the performance of the Ethics and Compliance Program;

                        g. Review, together with the Audit Committee, any known significant disputes between management and the Company's internal or external auditors concerning matters of regulatory or corporate compliance, as well as management's responses to those disputes; and

                        h. Consider, in consultation with the Company's external auditor, the Company's and/or the Board's regulatory and/or corporate compliance consultant, the Senior Vice President of Internal Audit, and the Senior Vice President of Ethics, Compliance and Corporate Responsibility, the adequacy of the Company's internal regulatory or corporate compliance controls.

VI.     COMPLIANCE WITH LAW

        To the extent complying with any provision of this Corporate Governance Plan violates any governing law, regulation or rule, then such provision shall be deemed automatically superceded by such law, regulation or rule.



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VII.    GOVERNING LAW AND EXCLUSIVE REMEDY

        This Corporate Governance Plan shall be construed in accordance with Delaware corporate law. Nothing in this Plan shall be deemed to create a new or independent cause of action. Non-compliance with this Plan may be remedied by injunctive relief, which shall be the exclusive remedy.













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